SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS

24.

SUBSEQUENT EVENTS

On January 20, 2021, the Company entered into a securities purchase agreement with certain institutional investors, pursuant to which the Company agreed to issue and sell, (i) in a registered direct offering, up to an aggregate of 3,960,000 of common shares with no par value of the Company at a per share purchase price of US$1.85 (the “Registered Offering”), and (ii) in a concurrent private placement, warrants initially exercisable for the purchase of an aggregate of 1,584,000 common shares of the Company, for gross proceeds of approximately US$7.3 million, before deducting fees to the placement agent and other estimated offering expenses payable by the Company. The Registered Offering was closed on January 22, 2021.